20th Annual BURKENROAD REPORTS Investment Conference April 22, 2016 Joseph M. Bennett Executive Vice President and Chief Investor Relations Officer Exhibit 99.1

FORWARD-LOOKING STATEMENTS In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s. TIDEWATER 601 Poydras Street, Suite 1500, New Orleans, La. 70130 20th Annual BURKENROAD REPORTS Investment Conference Phone: 504.568.1010 | Fax: 504.566.4580 Web site address: www.tdw.com Email: connect@tdw.com

Providing safe, efficient and compliant operations – TRIR this past fiscal year was lowest in company history New fleet comprised of vessels that service all water depths – 199 active vessels at 12/31/15 with 7.9 year average age. “Smart stacking” vessels (70 at 12/31/15). Geographic diversity – Vessel operations are dispersed globally and reported to the public in four geographic segments Staying close to our customers – A solid customer base of NOC’s, IOC’s and others Prompt, proactive cost-cutting initiatives (“control what we can control”) – from 6/14 quarter, headcount down ~3,000 (33%), vessel opex down 42% and G&A cost down 30% Reducing CapEx – vessel construction commitments reduced by 10 vessels, providing ~$76 million in progress payment refunds and ~$145 million reduced future CapEx (if options are not exercised). Vessel construction program was in wind-down mode prior to oil market collapse. Remaining net CapEx as of 12/31/15 , if options are not exercised, is ~$64M. Maintaining solid balance sheet and adequate liquidity to deal with industry uncertainties - $48 million of cash at 12/31/15 and full $600 million revolver drawn in mid-March. 37% net debt to net total book cap at 12/31 and minimal debt maturities until FY2020. Company proactively initiated discussions with banks/noteholders in regard to interest coverage covenant relief. Dividend and stock buyback program suspended. Experienced management team to lead the way Strategy and Focus in a Challenged Market, and Results 20th Annual BURKENROAD REPORTS Investment Conference

What Tidewater Will NOT Do 20th Annual BURKENROAD REPORTS Investment Conference We will NOT compromise safety We will NOT compromise on compliance We will NOT jeopardize fleet integrity/capability - “Smart stacking” vessels, with continual maintenance, while maintaining a new fleet comprised of vessels that can service all water depths We will NOT compromise service to our customers

Stop Work Obligation Safety performance is 25% of mgt. incentive comp Safe Operations is Priority #1 20th Annual BURKENROAD REPORTS Investment Conference It's a task that can't be turned loose not for a microsecond or an accident will strike without pity. Operating safely offshore is like holding a snake by its head.

Rig Activity Levels Drive OSV Demand 20th Annual BURKENROAD REPORTS Investment Conference Working Rigs Source: IHS-Petrodata Note: 33 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 501 in April 2016. 319 149 Jackups Floaters

Tidewater's Active Fleet Versus the Worldwide OSV Fleet

Tidewater as of December 31, 2015 and Worldwide Fleet Estimated April 2016

Deepwater vessels | Towing Supply/Supply | Other vessels

190 "New" vessels – 7.1 avg yrs

9 "Traditional" vessels – 25.2 avg yrs *(only 1 OSV)*



Number of Vessels
30
25
20
15
10
5
0
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015
Vessels > 25 years old today

As of April 2016, there are approximately 349 additional AHTS and PSV's (~10% of the global fleet) under construction. Some number of these, we believe, will not be completed and delivered.

Source: IHS-Petrodata and Tidewater



Number of Vessels Built (AHTS & PSV)
300
250
200
150
100
50
0
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015
Vessels > 25 years old today
Year Built

Global fleet is estimated at ~3,425 vessels, including ~650 vessels that are 25+ yrs old (19%)

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20th Annual BURKENROAD REPORTS Investment Conference

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Vessel Population by Owner (AHTS and PSVs only) Estimated as of April 2016 20th Annual BURKENROAD REPORTS Investment Conference Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1 Avg. All Others (~2,652 total vessels for 400+ owners) Source: IHS-Petrodata and Tidewater

Geographic Diversity – Active Vessel Count by Region (Excludes stacked vessels – as of 12/31/15) 20th Annual BURKENROAD REPORTS Investment Conference Americas 50 vessels (25%) SS Africa/Europe 93 vessels (47%) MENA 40 vessels (20%) Asia/Pac 16 vessels (8%) 70 additional Tidewater vessels were stacked as of 12/31/15.

Staying Close to our Customers – Strong Customer Base Current Revenue Mix 20th Annual BURKENROAD REPORTS Investment Conference Approximately 60% of our revenue is derived from drilling support activity and 40% from non-drilling related activity, such as support of production and construction activity Our top 10 customers in Fiscal 2015 (4 Super Majors, 5 NOC’s, and 1 IOC) accounted for 61% of our revenue

20th Annual BURKENROAD REPORTS Investment Conference New Vessel Count (1) (2) Net Book Value Average NBV per Vessel Deepwater PSVs 88 $1,847m $21.0m Deepwater AHTSs 12 $284m $23.6m Towing Supply/Supply 106 $1,064m $10.0m Other 40 $79m $2.0m TOTALS: 246 $3,274m $13.3m . “New Vessels” are defined as vessels built or acquired since 2000. New Vessel Count excludes 9 vessels under construction as of 12/31/15 - (8 deepwater PSVs with an avg cost of ~$42m/vessel and one towing supply vessel at $16.3m cost.) The Largest Modern OSV Fleet in the Industry New Vessel Information as of December 31, 2015

Our Remaining Construction Backlog 20th Annual BURKENROAD REPORTS Investment Conference Count Deepwater PSVs 8 Deepwater AHTSs - Towing Supply/Supply 1 Other - Total 9 Vessels Under Construction As of December 31, 2015 (excludes vessels under option*) Estimated delivery schedule – 3 remaining in FY 2016, 5 in FY 2017 and 1 in FY 2018. CAPX of $40m remaining in FY 2016, $62m in FY 2017 and $5m in FY 2018, for a total of ~$107m. * The Company has options on seven additional vessels under construction as of 12/31/2015. If the options are not exercised, approximately $43 million of aggregate installment payments will be refunded to the Company, therefore net CapEx totals ~$64m. These 7 option vessels are not included in the table above.

CapEx is Decreasing from Recent High Levels 20th Annual BURKENROAD REPORTS Investment Conference Amounts in orange in Fiscal 2016 , 2017 and 2018 represent future expected CapEx on the 9 vessels under construction as of 12/31/2015, totaling ~$107m. If options are not exercised, net CapEx totals ~$64m. NOTE: Fiscal 2016 – 2018 estimated CAPX above is exclusive of any refunds from possible cancelled vessel construction contracts (see note on previous slide re option vessels) Fiscal Year

Solid Balance Sheet and Financial Flexibility Our Financial Position Provides Us Strategic Optionality 20th Annual BURKENROAD REPORTS Investment Conference As of December 31, 2015 Cash & Cash Equivalents $48 million Total Debt $1,452 million Shareholders Equity $2,370 million Net Debt / Net Capitalization 37% Total Debt / Capitalization 38% On 3/15/16, the company borrowed the full $600 million available under its revolving credit facility in order to ensure adequate liquidity and flexibility during this industry downturn.

Debt Maturities and Covenants as of 12/31/15 Maturities Limited for Several Years 20th Annual BURKENROAD REPORTS Investment Conference Fiscal Year Debt Maturity (in $millions) Current Debt Covenants: Debt/Total Capitalization Ratio of not greater than 55% EBITDA/Interest coverage of not less than 3.0X The company continues discussions with it banks and noteholders in regards to interest coverage covenant relief.

Tidewater’s Long-Term Strategy 20th Annual BURKENROAD REPORTS Investment Conference Continue to improve upon stellar safety and compliance programs Remain close to our customers and provide excellent service Monitor industry developments to adjust our playbook accordingly - Continue pro-active cost reduction initiatives - Maintain/protect liquidity Maintain financial flexibility to deal with industry uncertainties and seize opportunities when presented

HOUSTON, TEXAS Tidewater Marine, L.L.C. 6002 Rogerdale Road Suite 600 Houston, Texas 77072-1655 P: +1 713 470 5300 NEW ORLEANS, LOUISIANA Worldwide Headquarters Tidewater Inc. Pan American Life Center 601 Poydras Street, Suite 1500 New Orleans, Louisiana 70130 P: +1 504 568 1010 20th Annual BURKENROAD REPORTS Investment Conference

Drivers of our Business - “A View at Various Points in a Cycle” 20th Annual BURKENROAD REPORTS Investment Conference July 2008 January 2011 April 2016 Working Rigs 603 538 501 Rigs Under Construction 186 118 197 OSV Global Population 2,033 2,599 3,425 OSV’s Under Construction 736 367 349 OSV/Rig Ratio 3.37 4.83 6.84 (5.64 without ~600 old vessels believed not available) Source: IHS-Petrodata and Tidewater Down ~220 rigs from prior peak How many will be delivered and how many incremental? Includes ~650 old vessels and hundreds of stacked vessels How many will be delivered? Over half being built in China.

A New Fleet that Services All Water Depths (Excludes stacked vessels – as of 12/31/15) 20th Annual BURKENROAD REPORTS Investment Conference Americas SSAE MENA Asia/Pac Vessel count info is as of 12/31/2015, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV. Average NBV of the 9 Traditional vessels is approximately $743,000 each at 12/31/2015. Americas New Avg. Traditional Vessels NBV Vessels Deepwater 5 $26.3M 0 Towing Supply 11 $10.0M 0 Other 0 0 0 16 0 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 27 $27.1M 0 Towing Supply 33 $12.7M 0 Other 30 $1.4M 3 90 3 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 26 27.0M 0 Towing Supply 16 $9.8M 1 Other 4 $2.9M 3 46 4 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 12 $16.6M 0 Towing Supply 26 $11.5M 0 Other 0 0 2 38 2 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0

Fleet Renewal & Expansion Largely Funded by CFFO


CAPX
Dividend
Share Repurchase
$ in millions
$700
$600
$500
$400
$300
$200
$100
$0
CFFO
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Fiscal Year

Over a 16-year period, Tidewater has invested ~$5.5 billion in CapEx, and paid out ~$1.4 billion through dividends and share repurchases. Over the same period, CFFO and proceeds from dispositions were ~$4.3 billion and ~$930 million, respectively.

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History of Solid Earnings and Returns on a Through-Cycle Basis



Adjusted EPS**
Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
$3.69
$3.33
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013
Fiscal 2014
Fiscal 2015

	Fiscal 2004	Fiscal 2005	Fiscal 2006	Fiscal 2007	Fiscal 2008	Fiscal 2009	Fiscal 2010	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015
Adjusted Return On Avg. Equity	4.3%	7.2%	12.4%	18.9%	18.3%	19.5%	11.4%	5.0%	4.3%	5.9%	7.0%	6.3%

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs. EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company's FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge. EPS in Fiscal 2014 is exclusive of $0.87 per share goodwill impairment charge. EPS in Fiscal 2015 is exclusive of $4.67 per share of goodwill and other assets impairment charges.

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Active Vessel Dayrates & Utilization by Segment 20th Annual BURKENROAD REPORTS Investment Conference Avg. Dayrate Avg. Utilization Utilization stats exclude stacked vessels.

New Vessel Trends by Vessel Type Deepwater PSVs 20th Annual BURKENROAD REPORTS Investment Conference Q3 Fiscal 2016 Avg Day Rate: $21,746 Utilization: 51.4% $90 million, or 43%, of Vessel Revenue in Q3 Fiscal 2016

New Vessel Trends by Vessel Type Deepwater AHTS 20th Annual BURKENROAD REPORTS Investment Conference Q3 Fiscal 2016 Avg Day Rate: $26,879 Utilization: 69.6% $21 million, or 10%, of Vessel Revenue in Q3 Fiscal 2016

New Vessel Trends by Vessel Type Towing Supply/Supply Vessels 20th Annual BURKENROAD REPORTS Investment Conference Q3 Fiscal 2016 Avg Day Rate: $12,962 Utilization: 64.4% $81 million, or 38%, of Vessel Revenue in Q3 Fiscal 2016

Vessel Revenue and Vessel Operating Margin Fiscal 2008-2016 20th Annual BURKENROAD REPORTS Investment Conference Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses Prior peak period (FY2009) averaged quarterly revenue of $339M, quarterly operating margin of $175.6M at 51.8% $300 million $150 million 50.0%

Historical Vessel Cash Operating Margins 20th Annual BURKENROAD REPORTS Investment Conference Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%) $88 million Vessel Margin in Q3 FY2016 (96% from New Vessels) Q3 FY2016 Vessel Margin: 41%

Tidewater’s Subsea Business 20th Annual BURKENROAD REPORTS Investment Conference Eight work-class ROVs in current fleet Commercial operations underway globally ROV capabilities generating potential for OSV pull through